Exhibit 23.1

                       INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Amendment No.
3 to Registration Statement No. 333-58876 of Fedders Corporation on Form
S-4 of our report dated October 12, 2001, appearing in the Annual Report on Form 10-K of Fedders Corporation for the fiscal year ended August 31, 2001 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ DELOITTE & TOUCHE LLP

Parsippany, New Jersey
December 21, 2001